UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 6, 2024

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

811 Louisiana, Suite 1200, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	GEL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 6, 2024, Genesis Energy, L.P. (“Genesis”), Genesis Energy Finance Corporation (together with Genesis, the “Issuers”) and certain subsidiary guarantors of Genesis entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, as representative of a group of underwriters named in the Underwriting Agreement, in connection with the Issuers’ public offering of senior notes (the “Offering”). The Offering closed on May 9, 2024.

The Underwriting Agreement provides for, among other things, the issuance and sale by the Issuers of $700 million in aggregate principal amount of 7.875% senior unsecured notes due 2032 (the “Notes”), guaranteed by certain subsidiary guarantors of Genesis (such guarantees, together with the Notes, the “Securities”).

The Issuers received net proceeds from the Offering, after deducting underwriting discounts, commissions, and estimated expenses, of approximately $687.8 million. Genesis intends to use a portion of the net proceeds from the Offering to redeem all of its 6.250% senior unsecured notes due 2026 (the “2026 Notes”) and the remainder for general partnership purposes, including repaying a portion of the borrowings outstanding under our credit facility.

The Underwriting Agreement provides that the obligations of the underwriters to purchase the Notes are subject to receipt of legal opinions by counsel and to other customary conditions. The Issuers have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The Securities have been registered under the Securities Act, pursuant to the Registration Statement on Form S-3 (Registration No. 333-278743), as supplemented by the Prospectus Supplement dated May 6, 2024, relating to the Offering, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

The Underwriting Agreement contains representations, warranties and other provisions that were made only for purposes of the Underwriting Agreement and as of specific dates and were solely for the benefit of the parties thereto. Accordingly, investors and securityholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

This summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Affiliates of certain of the underwriters are lenders under our credit facility, and as such may be entitled to be repaid with the net proceeds of the Offering that are used to repay a portion of the borrowings outstanding under the credit facility and may receive their pro rata portion of such repayment. Certain of the underwriters or their affiliates are holders of our 2026 Notes and, accordingly, may receive a portion of the proceeds of the Offering in any redemption of the 2026 Notes.

Item 7.01	Regulation FD Disclosure.

On May 6, 2024, Genesis issued a press release announcing the commencement of the Offering of the Securities. On May 6, 2024, Genesis issued a press release announcing the pricing of the Notes. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 and the press releases are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and the Exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

Genesis is filing exhibits 4.1, 4.2, 5.1, 5.2, 5.3, 23.1, 23.2 and 23.3 in Item 9.01 of this Current Report on Form 8-K in connection with the offering of the Securities. The Securities have been registered under the Securities Act pursuant to Genesis’ effective Registration Statement on Form S-3 (Registration No. 333-278743), as supplemented by the Prospectus Supplement dated May 6, 2024, relating to the offering of the Securities, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

1.1	Underwriting Agreement dated May 6, 2024 among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and RBC Capital Markets, LLC, as representative of the several underwriters named therein.

4.1	Indenture, dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and the Trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K filed on May 21, 2015, File No. 001-12295).

4.2	Twenty-First Supplemental Indenture, dated as of May 9, 2024, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and the Trustee.

5.1	Opinion of Paul Hastings LLP regarding the legality of the specified Securities.

5.2	Opinion of Liskow & Lewis, A Professional Law Corporation, concerning certain matters of Louisiana law.

5.3	Opinion of Law Office of Bradley Arant Boult Cummings LLP, concerning certain matters of Alabama law.

23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1).

23.2	Consent of Liskow & Lewis, A Professional Law Corporation (included in Exhibit 5.2).

23.3	Consent of Law Office of Bradley Arant Boult Cummings LLP (included in Exhibit 5.3).

99.1	Press release of Genesis Energy, L.P. dated May 6, 2024.

99.2	Press release of Genesis Energy, L.P. dated May 6, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: May 9, 2024	By:	/s/ Kristen O. Jesulaitis
Kristen O. Jesulaitis
Chief Financial Officer and Chief Legal Officer